MASSMUTUAL FUNDS
MassMutual Fundamental Growth Fund
Supplement dated April 22 to the
Prospectus dated February 1, 2024
and the Summary Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective April 19, 2024 (the “Termination Date”), the MassMutual Fundamental Growth Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation, approved by the Board of Trustees of the MassMutual Select Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-24-04
FG-24-01